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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 1998

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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      (Exact name of registrant as specified in its governing instruments)


         DELAWARE                        333-38073                13-3416059
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             WORLD FINANCIAL CENTER
                                   NORTH TOWER
                            NEW YORK, NEW YORK 10281
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0336

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Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2. Acquisition or Disposition of Assets.

     On March 31, 1998, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as
Exhibit 4.1 and dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), GMAC Commercial Mortgage Corporation as master servicer, GMAC Commercial Mortgage Corporation as special servicer, and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of seventeen classes (each, a "Class") of Certificates, nine of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-PO Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and eight of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 105 fixed rate mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of March 1, 1998 (the "Cut-off Date") of approximately $646,080,530. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate (except as set forth below) in an income producing property. Thirteen (13) of the Mortgage Loans are secured by first mortgage liens on the respective borrower's leasehold estate and the fee simple estate in the related property. Seven (7) of the Mortgage Loans are secured by a first mortgage lien on the related borrower's leasehold estate in the respective properties.

     All the Mortgage Loans, having an aggregate principal balance of approximately $646,080,530 (the "Aggregate Cut-Off Date Balance"), were acquired by the Registrant from Daiwa Finance Corp. ("DFC") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (collectively, the "Purchase Agreement"), between the Registrant and DFC. The purchase price (the "Purchase Price") for the Mortgage Loans under the Purchase Agreement consisted of a cash amount equal to (i) 100% of the Aggregate Cut-Off Date Balance plus (ii) interest accrued on the Mortgage Loans at the related Mortgage Rate. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Legg Mason Wood Walker, Incorporated ("Legg") and Daiwa Securities America Inc. ("Daiwa Securities") pursuant to an Underwriting Agreement, dated as of March 25, 1998 (the "Underwriting Agreement"), among the Registrant, MLPF&S, Legg and Daiwa Securities (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of March 31, 1998, among the Registrant, MLPF&S, Legg and Daiwa Securities (pertaining to the Private Certificates). On March 31, 1998, the Registrant transferred the

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Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:



                           Initial Certificate       Initial Pass-Through
         Class                  Balance                      Rate
         -----             -------------------       ---------------------
A-1.....................     $132,820,333                    6.31%
A-2 ....................     $ 82,098,000                    6.48%
A-3.....................     $235,868,000                    6.72%
A-PO ...................     $  1,469,667                   N/A(1)
B ......................     $ 38,765,000                    6.75%
C ......................     $ 32,304,000                    6.75%
D ......................     $ 38,765,000                    6.75%
E  .....................     $  9,691,000                    6.75%
IO  ....................          (2)                         (3)
F  .....................     $ 58,147,000                    6.25%
G  .....................     $  3,230,000                    6.25%
H ......................     $  4,846,000                    6.25%
J ......................     $  1,615,000                    6.25%
K ......................     $  6,461,530                    6.25%
R-I.....................        N/A(4)                      N/A(4)
R-II....................        N/A(4)                      N/A(4)
R-III...................        N/A(4)                      N/A(4)

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(1)  The Class A-PO Certificates will not entitle the holders thereof to receive distributions of interest.

(2) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal.

(3) Holders of the Class IO Certificates will be entitled to receive distributions of interests in an amount equal to the aggregate interest accrued on the notional amount of each of its Components.

(4) The Class R-I, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

     The Offered Certificates and the Mortgage Loans are described in more detail in the Prospectus, dated February 25, 1998, and the Prospectus Supplement, dated March 25, 1998,


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as previously filed with the Securities and Exchange Commission pursuant to Rule
424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.



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Item 7. Financial Statements and Exhibits

          (a) Financial Statements - Not Applicable

          (b) Pro Forma Financial Information - Not Applicable

          (c) Exhibits

               1.1 Underwriting Agreement, dated as of March 25, 1998, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Legg Mason Wood Walker, Incorporated and Daiwa Securities America Inc.

               4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer, GMAC Commercial Mortgage Corporation as special servicer, and Norwest Bank Minnesota, National Association as trustee.

              99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Daiwa Finance Corp.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                By:  /s/ MICHAEL M. MCGOVERN
                                   ------------------------------------
                                    Name:   Michael M. McGovern
                                    Title:  Secretary




Dated: April 14, 1998


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                                EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                    Description
-----------                    -----------

     1.1  Underwriting Agreement, dated as of March 25, 1998 among
          Merrill Lynch Mortgage Investors, Inc., Merrill Lynch,
          Pierce, Fenner & Smith and Daiwa Securities America Inc...........

     4.1  Pooling and Servicing Agreement, dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor,
          GMAC Commercial Mortgage Corporation as master servicer,
          GMAC Commercial Mortgage Corporation as special servicer,
          and Norwest Bank Minnesota, National Association as trustee.......

    99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Daiwa
          Finance Corp......................................................



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